Quarterly Holdings Report
for
Fidelity Advisor Freedom® 2010 Fund
June 30, 2024
AFF10-NPRT1-0824
1.818354.119
U.S. Treasury Obligations - 0.2%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.33% 7/25/24 (b) (Cost $398,597)	400,000	398,604

Domestic Equity Funds - 14.7%
	Shares	Value ($)
Fidelity Advisor Series Equity Growth Fund (c)	256,951	4,930,884
Fidelity Advisor Series Growth Opportunities Fund (c)	217,502	3,486,552
Fidelity Advisor Series Small Cap Fund (c)	125,734	1,629,514
Fidelity Series All-Sector Equity Fund (c)	133,678	1,645,580
Fidelity Series Commodity Strategy Fund (c)	20,380	1,982,357
Fidelity Series Large Cap Stock Fund (c)	285,304	6,544,885
Fidelity Series Large Cap Value Index Fund (c)	41,570	651,398
Fidelity Series Opportunistic Insights Fund (c)	165,872	3,962,693
Fidelity Series Small Cap Core Fund (c)	14,394	165,824
Fidelity Series Small Cap Opportunities Fund (c)	136,994	2,046,688
Fidelity Series Stock Selector Large Cap Value Fund (c)	279,943	3,840,824
Fidelity Series Value Discovery Fund (c)	257,070	3,933,173
TOTAL DOMESTIC EQUITY FUNDS (Cost $22,110,922)		34,820,372

International Equity Funds - 16.1%
	Shares	Value ($)
Fidelity Series Canada Fund (c)	136,740	2,063,406
Fidelity Series Emerging Markets Fund (c)	317,459	2,923,799
Fidelity Series Emerging Markets Opportunities Fund (c)	621,415	11,688,815
Fidelity Series International Growth Fund (c)	326,460	5,980,753
Fidelity Series International Small Cap Fund (c)	199,351	3,398,939
Fidelity Series International Value Fund (c)	477,170	6,031,431
Fidelity Series Overseas Fund (c)	425,779	5,990,714
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $25,999,004)		38,077,857

Bond Funds - 61.0%
	Shares	Value ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund (c)	3,722,671	36,035,453
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (c)	700,106	5,341,808
Fidelity Series Emerging Markets Debt Fund (c)	157,587	1,230,751
Fidelity Series Emerging Markets Debt Local Currency Fund (c)	44,162	390,837
Fidelity Series Floating Rate High Income Fund (c)	20,375	182,970
Fidelity Series High Income Fund (c)	150,366	1,266,085
Fidelity Series International Credit Fund (c)	35,291	286,210
Fidelity Series International Developed Markets Bond Index Fund (c)	1,056,721	9,034,965
Fidelity Series Investment Grade Bond Fund (c)	8,405,484	83,046,182
Fidelity Series Long-Term Treasury Bond Index Fund (c)	1,285,247	7,056,008
Fidelity Series Real Estate Income Fund (c)	23,909	231,678
TOTAL BOND FUNDS (Cost $157,024,449)		144,102,947

Short-Term Funds - 8.1%
	Shares	Value ($)
Fidelity Cash Central Fund 5.38% (d)	323,634	323,699
Fidelity Series Government Money Market Fund 5.42% (c)(e)	15,354,928	15,354,928
Fidelity Series Short-Term Credit Fund (c)	340,905	3,364,733
TOTAL SHORT-TERM FUNDS (Cost $19,054,730)		19,043,360

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $224,587,702)	236,443,140
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(122,732)
NET ASSETS - 100.0%	236,320,408

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI Emerging Markets Index Contracts (United States)	10	Sep 2024	544,100	(297)	(297)

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	83	Sep 2024	9,128,703	57,848	57,848
CBOT 5-Year U.S. Treasury Note Contracts (United States)	51	Sep 2024	5,435,484	26,525	26,525

TOTAL TREASURY CONTRACTS					84,373

TOTAL PURCHASED					84,076

Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	10	Sep 2024	2,760,750	(6,268)	(6,268)

TOTAL FUTURES CONTRACTS					77,808
The notional amount of futures purchased as a percentage of Net Assets is 6.4%
The notional amount of futures sold as a percentage of Net Assets is 1.2%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $368,709.
(c)	Affiliated Fund
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(e)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.38%	338,875	958,375	973,548	3,832	(3)	-	323,699	0.0%
Total	338,875	958,375	973,548	3,832	(3)	-	323,699

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Advisor Series Equity Growth Fund	4,940,174	44,363	360,844	-	109,110	198,081	4,930,884
Fidelity Advisor Series Growth Opportunities Fund	3,478,461	31,342	303,280	-	73,731	206,298	3,486,552
Fidelity Advisor Series Small Cap Fund	1,700,741	28,142	81,289	-	3,608	(21,688)	1,629,514
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	36,610,065	1,027,319	2,080,877	18,945	(10,287)	489,233	36,035,453
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	5,900,987	28,225	603,728	2,302	(164,944)	181,268	5,341,808
Fidelity Series All-Sector Equity Fund	1,627,828	32,465	81,548	-	1,304	65,531	1,645,580
Fidelity Series Canada Fund	2,205,404	70,531	178,497	-	33,259	(67,291)	2,063,406
Fidelity Series Commodity Strategy Fund	1,592,492	489,998	142,756	-	(62,851)	105,474	1,982,357
Fidelity Series Emerging Markets Debt Fund	1,282,088	24,720	67,856	18,633	(12,562)	4,361	1,230,751
Fidelity Series Emerging Markets Debt Local Currency Fund	412,874	1,550	17,278	-	(2,399)	(3,910)	390,837
Fidelity Series Emerging Markets Fund	3,085,671	14,873	327,518	-	(13,058)	163,831	2,923,799
Fidelity Series Emerging Markets Opportunities Fund	12,385,571	55,587	1,388,459	-	243,850	392,266	11,688,815
Fidelity Series Floating Rate High Income Fund	191,425	5,319	12,335	4,212	(83)	(1,356)	182,970
Fidelity Series Government Money Market Fund 5.42%	15,772,122	718,946	1,136,140	203,965	-	-	15,354,928
Fidelity Series High Income Fund	1,312,979	25,977	66,625	20,000	(4,614)	(1,632)	1,266,085
Fidelity Series International Credit Fund	284,136	3,796	18	3,795	1	(1,705)	286,210
Fidelity Series International Developed Markets Bond Index Fund	9,380,910	336,675	491,071	108,280	(54,591)	(136,958)	9,034,965
Fidelity Series International Growth Fund	6,227,636	307,625	453,276	-	71,518	(172,750)	5,980,753
Fidelity Series International Small Cap Fund	3,661,724	16,603	185,045	-	26,541	(120,884)	3,398,939
Fidelity Series International Value Fund	6,257,632	198,929	447,296	-	77,376	(55,210)	6,031,431
Fidelity Series Investment Grade Bond Fund	86,485,738	1,725,248	4,557,538	900,845	(398,161)	(209,105)	83,046,182
Fidelity Series Large Cap Stock Fund	6,650,862	68,157	469,143	-	59,777	235,232	6,544,885
Fidelity Series Large Cap Value Index Fund	656,560	41,893	33,037	-	1,132	(15,150)	651,398
Fidelity Series Long-Term Treasury Bond Index Fund	8,677,172	248,357	1,655,094	64,380	(866,785)	652,358	7,056,008
Fidelity Series Opportunistic Insights Fund	3,913,295	47,665	255,811	-	99,883	157,661	3,962,693
Fidelity Series Overseas Fund	6,244,450	261,639	513,134	-	73,390	(75,631)	5,990,714
Fidelity Series Real Estate Income Fund	239,016	4,739	12,339	3,632	(341)	603	231,678
Fidelity Series Short-Term Credit Fund	3,416,546	134,470	193,338	33,151	(446)	7,501	3,364,733
Fidelity Series Small Cap Core Fund	161,852	7,529	9	788	1	(3,549)	165,824
Fidelity Series Small Cap Opportunities Fund	2,158,665	38,967	101,935	-	5,754	(54,763)	2,046,688
Fidelity Series Stock Selector Large Cap Value Fund	3,873,432	248,847	191,907	-	2,682	(92,230)	3,840,824
Fidelity Series Value Discovery Fund	3,951,079	304,490	189,347	-	3,688	(136,737)	3,933,173
	244,739,587	6,594,986	16,598,368	1,382,928	(704,517)	1,689,149	235,720,837

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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